2015 Third Quarter Earnings October 21, 2015

Safe Harbor Statement 2 10/21/2015 Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

3 We’ve Built One Bank out of Seven Acquisitions 10/21/2015 TN KY NC GA SC AL WV VA FL 0 Gulf of Mexico Nashville ill ill ill Winston-Salem i - l i - l i - l Knoxville ill ill ill Naples l l l Miami Charlotte Ch rlottrlott rlott rlottrlott Raleigh l i l i l i Charleston rl rl rl Columbia Colu bi i

4 Significantly Improving Returns 10/21/2015 * Excluding commercial FDIC indemnification asset expense See reconciliation of non-GAAP measures in appendix. Core ROTCE Steady Progress Toward Core ROA Goal 0.92%* 0% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 7.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15

5 Third Quarter Highlights ■ Reported EPS and record core EPS of $0.33, up 22% y/y ■ Record $490 million of new loans, up 10% y/y ■ Total loans up 15% annualized q/q and 12% y/y ■ Noninterest expense down 6% y/y, with core efficiency ratio declining to 65%* ■ Core ROA improved to 0.92%* ■ De novo operating agreement lifted ■ Repurchased 2.0 million shares, declared common dividend of $0.10 10/21/2015 * Excluding commercial FDIC indemnification asset expense See reconciliation of non-GAAP measures in appendix.

Third Quarter Financial Summary 6 10/21/2015 * Excluding commercial FDIC indemnification asset expense. See reconciliation of non-GAAP measures in appendix. ■ Net interest income increased by $1.0 million sequentially ■ Noninterest income improved by $1.1 million reflecting reduction in FDIC indemnification expense ■ Tangible book value per share increased $0.06 to $19.75 ($ mm's except per share data, growth rates, and metrics) 3Q15 2Q15 3Q14 Net interest income 61.6 2% 0% Provision (reversal) 0.8 -38% -160% Non-interest income 11.4 10% 15% Non-interest expense 48.3 -2% -6% Pretax income 23.9 18% 12% Net income 15.3 18% 16%-100 Per share $0.33 20% 22% Core adjustments 0.1 -92% -66% Core Net Income 15.4 10% 14% Per share $0.33 10% 22% Key Metrics 3Q15 2Q15 3Q14 Net interest margin 3.82% 3.94% 4.14% Core fee ratio 15.7% 14.7% 13.6% Core efficiency rati * 64.7% 65.3% Core ROA* 0.92% 0.90% Core ROTCE 7.1% 6.2% 5.9% % change

Working on Closing the Gap to 1.0%

Core Return on Average Assets



0.87%
0.92%
-0.05%
+0.11%
1.00%
3Q15
Indemnification Amortization*
Revenue net of Provision
Cost Savings
Target

Profitability Drivers

- Indemnification asset amortization significantly reduced in 4Q
- Loan growth offsets margin compression
- Provision normalized
- Impact of completed initiatives and legacy credit savings
- New cost and revenue initiatives to close remaining gap

* Excluding commercial FDIC indemnification asset expense. See reconciliation of non-GAAP measures in appendix.

10/21/2015

7

Record $490 mm New Loans, Up 10% Y/Y 8 10/21/2015 New Loans by Geography New Loans by Product $ mm’s $ mm’s 176 233 139 210 160 101 83 65 91 126 168 141 112 188 204 $445 $457 $316 $489 $490 3Q14 4Q14 1Q15 2Q15 3Q15 Commercial CRE Consumer 159 87 92 161 155 162 196 138 200 234 124 175 86 128 101 $445 $457 $316 $489 $490 3Q14 4Q14 1Q15 2Q15 3Q15 Florida Carolinas Tennessee

Deposits Up 8% Y/Y With Contractual Costs Flat 9 10/21/2015 Cost of Deposits Deposit Balances $ mm’s 1,006 1,054 1,115 1,132 1,099 1,310 1,384 1,405 1,367 1,252 1,429 1,398 1,416 1,471 1,442 1,430 1,419 1,428 1,522 1,773 5,175 5,255 5,364 5,492 5,566 3Q14 4Q14 1Q15 2Q15 3Q15 Noninterest demand NOW Savings & Money Market Time Deposits Y/Y Growth 8% 1% -5% 9% 24% 0.34% 0.34% 0.34% 0.36% 0.39% 0.14% 0.15% 0.15% 0.15% 0.15% 0.40% 0.39% 0.38% 0.39% 0.40% 3Q14 4Q14 1Q15 2Q15 3Q15 Total Core Contractual

NIM Compression In Line with Forecast 10 10/21/2015 Net Interest Margin (NIM) NIM Roll-forward See reconciliation of non-GAAP measures in appendix. 4.14% 4.05% 3.96% 3.94% 3.82% 3.46% 3.38% 3.26% 3.25% 3.19% 3Q14 4Q14 1Q15 2Q15 3Q15 GAAP NIM Contractual NIM 3.94% 3.82% 2Q 15 2Q 15 N on -r ec ur rin g Lo an s F un di ng s 3Q 15 -0.06% -0.05% -0.01%

Fee Income Flat Sequentially 11 10/21/2015 Non-interest Income Before FDIC Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Non-interest Income Detail $ mm’s 10.0 10.6 9.9 10.4 11.4 3.9 3.4 2.4 2.5 1.4 13.9 14.0 12.3 12.9 12.8 3Q14 4Q14 1Q15 2Q15 3Q15 FDIC indemnification asset expense Total Non-interest Income 3Q14 2Q15 3Q15 Services charges on deposits 5.6 5.2 5.5 Debit card income 3.0 3.2 3.1 Fees on mortgage loans sold 1.2 1.3 1.0 Investment advisory and trust fees 1.2 1.1 0.9 Other 2.9 2.1 2.4 Non-interest Income ex FDIC expense 13.9 12.9 12.8 FDIC indemnification asset expense (3.9) (2.5) (1.4) Non-interest Income 10.0 10.4 11.4

Noninterest Expense Down 6% Y/Y 12 10/21/2015 Non-interest Expense $ mm’s * 2Q15 and 3Q15 excludes commercial FDIC indemnification asset expense. See reconciliation of non-GAAP measures in appendix. Core Efficiency Ratio* 47.5 48.6 47.9 46.5 45.6 51.4 50.9 52.6 49.5 48.3 3Q14 4Q14 1Q15 2Q15 3Q15 Non-core adjustments REO expense Core non-interest expense, before REO 64.7% 50% 55% 60% 65% 70% 75% 80% Target 60%

Liquidity and Capital Ratios Remain Strong 13 10/21/2015 ■ The company repurchased $2.0 mm shares of stock during 3Q at a weighted average price of $29.94 ■ Modified duration of investments was 4.7 years at September 30, 2015, vs. 4.4 years at June 30, 2015 Tier 1 Leverage Ratio (1) 3Q15 capital ratio is preliminary. Liquidity 14.4% 14.3% 14.4% 14.7% 13.6% 3Q14 4Q14 1Q15 2Q15 3Q15 1 Cash / Equivalents 11% Agency MBS 48% Agency CMBS 23% Agency CMO 8% Corporate Bonds 5% Trust Preferred 2% SBA / Other 2% Muni 1%

New Loan Portfolio Performing Strongly 14 10/21/2015 New Loan Portfolio Credit Metrics Past Dues & Nonaccruals 0.14% 0.11% 0.11% 0.14% 0.11% 0.22% 0.16% 0.22% 0.19% 0.17% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 3Q14 4Q14 1Q15 2Q15 3Q15 Past Due Non-Accruals 3Q14 2Q15 3Q15 Criticized 0.23% 0.65% 0.61% Classified Performing 0.53% 0.37% 0.28% Classified Nonperforming 0.22% 0.19% 0.17% Total Criticized/Classified 0.98% 1.21% 1.06% NCOs, Annualized 0.18% 0. 6% 0.15%

Retail Trade 15% Manufacturing 11% Real Estate 10% Health Care and Social Assistance 8% Wholesale Trade 7% Finance and Insurance 7% Services 7% Transportation 5% Hospitality / Food Services 4% Mining 4% Construction 3% Professional 3% Information 3% Education 3% Entertainment 2% Other 6% Commercial 50% CRE 17% 1-4 Resi 17% Home Equity 4% Consumer /Other 12% Sustainable Revenue Based on Customer Selection 15 New Commercial Loans by Industry New Loan Portfolio by Type 10/21/2015 Strictly Private and Confidential

Special Assets Down 69% Since 2012 16 10/21/2015 Special Assets Nonperforming Loans / Total Loans $ mm’s Legacy Credit Expenses $ mm’s 7.7% 5.8% 2.6% 1.8% 1.5% 2012 2013 2014 2Q15 3Q153Q14 2Q15 3Q15 Provision (reversal) on legacy loans (4.2) (0.5) 0.5 FDIC indemnification asset expense 3.9 2.5 1.4 OREO valuation expense 2.8 1.7 2.1 (Gains) losses on sales of OREO (0.2) (1.0) (0.4) Foreclosed asset related expense 0.8 0.6 0.9 Loan workout expense 0.9 0.8 0.2 Salaries and employee benefits 1.1 0.8 0.8 Total legacy credit expense 5.1 4.9 5.5 832 577 349 291 253 154 129 78 64 55 986 706 427 354 308 2012 2013 0 4 2Q15 3Q15 Loans REO -69%

17 Capital Bank Investment Highlights ■ Experienced management team with institutional track record ■ Positioned in Southeastern growth markets ■ Disciplined and sustainable growth story ■ Focused on deploying capital and improving profitability ■ Attractive valuation 10/21/2015

Appendix 18 10/21/2015

Reconciliation of Core Noninterest Income / Expense 19 10/21/2015 $ 000's 3Q15 2Q15 1Q15 4Q14 3Q14 Net interest income $61,637 $60,685 $59,729 $61,351 $61,425 Reported non-interest income 11,418 10,363 9,920 10,594 9,957 Less: Securities gains (losses), net (43) (57) 90 513 317 Core non-interest income $11,461 $10,420 $9,830 $10,081 $9,640 Reported non-interest expense $48,346 $49,502 $52,647 $50,932 $51,418 Less: Stock-based compensation expense – – 95 239 242 Contingent value right expense – 4 116 334 278 Debt Extinguishment – 1,438 – – – Restructuring charges 23 178 2,341 – – Severance expense 63 14 111 – – Core non-interest expense $48,260 $47,868 $49,984 $50,359 $50,898 Core Fee Ratio* 15.7% 14.7% 14.1% 14.1% 13.6% Efficiency Ratio** 66.2% 69.7% 75.6% 70.8% 72.0% Core Efficiency Ratio*** 66.0% 67.3% 71.9% 70.5% 71.6% 64.7% 65.3% * Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income) ** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income) ***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income) Core Efficie cy Ratio*** (excluding FDIC indemnification asset expense)

Reconciliation of Core Net Income 20 10/21/2015 $ 000's Quarter Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended Ended 3Q15 3Q15 2Q15 2Q15 3Q14 3Q14 $15,321 $15,321 $12,990 $12,990 $13,243 $13,243 Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax Non-Interest Income Security losses / (gains)* 43 26 57 35 (317) (194) Non-Interest Expense - - - - 242 148 - - - 4 2 278 278 63 39 14 9 - - 23 14 178 110 - - - - 1,438 887 - - Tax effect of adjustments* (50) NA (648) NA 29 NA 15,400 15,400 14,033 14,033 $13,475 $13,475 Average Assets $7,087,882 $6,885,513 $6,637,179 Tangible Common Equity $872,075 $907,829 $910,552 ** ROA 0.86% 0.75% 0.80% *** Core ROA 0.87% 0.82% 0.81% **** Core ROTCE 7.1% 6.2% 5.9% 0.92% 0.90% * Tax effected at an income tax rate of 38% ** ROA: Annualized net income / average assets *** Core ROA: Annualized core net income / average assets **** Core ROTCE: Annualized core net income / tangible common equity *** Core ROA (excluding FDIC indemnification asset expense) Core Net Income Stock-based compensation expense* Contingent Value Right expense Restructuring charges* Severance expense * Net income Adjustments Losses on extinguishment of debt*

Tangible Book Value 21 10/21/2015 (In thousands, except per share data) September 30, 2015 Total common shareholders' equity $1,022,642 Intangibles, net of taxes 144,447 Tangible book value* $878,195 Common shares outstanding 44,466 Tangible book value per share $19.75 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin 22 10/21/2015 (1) Excludes purchase accounting adjustments $ 000s Average Earning Assets Net Interest Income Net Interest Margin September 30, 2015 Reported 6,442,167 69,167 3.82% Purchase accounting impact (55,281) 10,381 0.63% Contractual Net Interest Margin (1) 3.19% June 30, 2015 Reported 6,221,394 67,696 3.94% Purchase accounting impact (63,174) 10,711 0.69% Contractual Net Interest Margin (1) 3.25% March 31, 2015 Reported 6,168,668 66,572 3.96% Purchase accounting impact (73,831) 10,790 0.70% Contractual Net Interest Margin (1) 3.26% December 31, 2014 Reported 6,045,748 61,723 4.05% Purchase accounting impact (79,632) 10,295 0.67% Contractual Net Interest Margin (1) 3.38% September 30, 2014 Reported 5,911,601 61,660 4.14% Purchase accounting impact (91,982) 10,292 0.68% Contractual Net Interest Margin (1) 3.46% (1) Excludes purchase accounting adjustments